PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the construction of Hudson Exchange Phase II in the Waterfront District of Jersey City, NJ. The 60-story, mixed-use property will contain 802 residential rental units and a retail component of over 118,000 square feet, with 85,000 square feet on the second floor set to house a modern ShopRite supermarket.

Residents will enjoy numerous amenities on the sixth-floor green roof common area, including a swimming pool, a fitness center, an event space, a media room, a pool lounge, and a kids play area. The property will be located on the northwest corner of an 18-acre master-planned superblock known as the Harsimus Cove Station Redevelopment Plan, which envisions the construction of 8 additional buildings, a promenade, and a park space in the coming years.

HIT ROLE	The HIT will purchase a $50 million participation interest as part of a syndicate of institutional lenders that are providing an aggregate $420 million construction loan for the development. Hudson Exchange is the HIT’s 35th project in New Jersey.

SOCIAL IMPACT	In addition to creating the union construction work and other economic benefits outlined below, certain features of the project seek to minimize environmental impact, including low flow faucets and LED lighting throughout, provisions for electric vehicles, and bicycle facilities. Moreover, residents will benefit from a location that provides easy access to multimodal transportation options.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $50.0 Million	802 Units	4,142,870 Hours of Union ConstructionWork Generated	$132.3 Million Tax revenue generated	$843.4 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of June 30, 2023. Economic impact data is in 2023 dollars and all other figures are nominal.

PROJECT PROFILE | Hudson Exchange Phase II – Jersey City, NJ

“This project is living proof that union dollars and union labor can be catalysts to building community strength and economic growth.”

- Patrick Kelleher, President Hudson County Building & Construction Trades Council

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of nearly 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

6/2023

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com